NOTE 8 - INCOME TAXES: Schedule of Components of Income Tax Expense (Benefit) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Details
Benefit from (Provision for) Income Taxes	$ 0	$ 0
Tax at federal statutory rate	(13,250)	(677)
Valuation Allowance	13,250	677
Property and equipment	0	0
Stock-based compensation	0	0
Operating loss and IDC carryforwards	0	0
Deferred tax assets	0	0
Net deferred income tax liability	$ 0	$ 0